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                                                                    Exhibit 10.1

                 CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT



         This Convertible Note and Warrant Purchase Agreement, dated as of August 16, 2000, (this "AGREEMENT") is entered into by and among The 3DO Company, a Delaware corporation, (the "COMPANY") and William M. Hawkins, III (the "INVESTOR"). The parties, intending to be legally bound, hereby agree as follows:

         1. ISSUANCE OF CONVERTIBLE PROMISSORY NOTES.

         (a) Investor agrees to lend to Company from time to time prior to September 30, 2000, as requested by Company in accordance with paragraph (c), advances in an aggregate amount not to exceed $20,000,000.

         (b) Each advance by Investor to Company shall be considered a promissory note on the terms and conditions specified in the form of convertible promissory note attached hereto as EXHIBIT A (individually a "Note", and collectively, the "Notes").

         (c) To obtain an advance, Company must provide Investor with an unsigned Note specifying the dollar amount of the advance requested at least one business day prior to the date stipulated on the Note. The issuance of the corresponding Note will occur against receipt by Company of the corresponding advance and shall take place at the offices of Company on the date stipulated on the Note or such other time and place as both Company and Investor may determine; PROVIDED, HOWEVER, that no closing shall occur on a date later than September 30, 2000.

         (d) Company acknowledges receipt of $2,000,000 advance by Investor on August 10, 2000 in anticipation of this Agreement and agrees to issue Investor a
Note in the principal amount of $2,000,000.

         2. WARRANT. In consideration of Investor's commitment to advance up to an aggregate principal amount of $20,000,000 to Company, Company shall issue a warrant to Investor in the form attached hereto as EXHIBIT B (the "Warrant").

         3. HART-SCOTT-RODINO CLEARANCE. Company and Investor agree to file with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "DOJ") pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT") all requisite documents and notifications in order to provide for the conversion of the Notes and the Warrant into shares of Company's Common Stock.

         4. REPRESENTATIONS AND WARRANTIES OF COMPANY. Company hereby represents and warrants to Investor that, the statements contained in the following paragraphs of this Section 3 are all true and correct as of the Closing Date:
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            (a) ORGANIZATION AND STANDING: ARTICLES AND BYLAWS. Company is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

            (b) CORPORATE POWER. Company has all requisite legal and corporate power to enter into, execute and deliver this Agreement, the Notes and the Warrant. This Agreement, and upon issuance, the Notes and the Warrant will be valid and binding obligations of Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

            (c) AUTHORIZATION.

                (1) CORPORATE ACTION. All corporate and legal action on the part of Company, its officers, directors and shareholders necessary for the execution and delivery of this Agreement, the Notes and the Warrant, the sale and issuance of the Notes, the Warrant and the shares issuable upon conversion of the Notes and exercise of the Warrant and the performance of Company's obligations hereunder and under the Notes and the Warrant have been taken.

                (2) VALID ISSUANCE. The Notes and the Warrant, and shares of Common Stock issued upon conversion or exercise of the Notes and the Warrant (collectively, the "SECURITIES"), when issued in compliance with the provisions of this Agreement, the Notes, and the Warrant will be validly issued and will be free of any liens or encumbrances, provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

            (d) GOVERNMENT CONSENT, ETC. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or other governmental authority on the part of Company is required in connection with the valid execution and delivery of this Agreement, the Notes, the Warrant or the offer, sale or issuance of the Securities, other than, (i) if required, filings or qualifications under the California Corporate Securities Law of 1968, as amended (the "CALIFORNIA LAW"), or other applicable blue sky laws, which filings or qualifications, if required, will be timely filed or obtained by Company; and (ii) the filings with the FTC and DOJ described in Section 2 of this Agreement.

         5. REPRESENTATIONS AND WARRANTIES BY INVESTOR. Investor represents and warrants to Company as of the Closing Date as follows:

            (a) INVESTMENT INTENT: AUTHORITY. This Agreement is made with Investor in reliance upon Investor's representation to Company, evidenced by Investor's execution of this Agreement, that Investor is acquiring the Notes and the Warrant for investment for Investor's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, (the "SECURITIES ACT") or the California Law. Investor has the full right, power, authority and capacity to enter into and perform this Agreement and the Agreement

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will constitute a valid and binding obligation upon Investor, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

            (b) SECURITIES NOT REGISTERED. Investor understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act or qualified under the California Law on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to section 25102(f) of the California Law, and that Company's reliance upon such exemptions is predicated upon Investor's representations set forth in this Agreement. Investor acknowledges and understands that resale of the Securities may be restricted indefinitely unless the Securities are subsequently registered under the Securities Act and qualified under the California Law or an exemption from such registration and such qualification is available. Investor acknowledges that Company is under no obligation to effect any registration with respect to the Securities or to file for or comply with any exemption from registration.

            (c) LOCK-UP AND TRANSFER RESTRICTIONS. Investor covenants that in no event will it sell, transfer or otherwise dispose of any of the Securities prior to the second anniversary of the Closing Date. After the second anniversary of the Closing Date, Investor covenants that in no event will it sell, transfer or otherwise dispose of any of the Securities other than in conjunction with an effective registration statement for the Securities under the Securities Act or pursuant to an exemption therefrom, or in compliance with Rule 144 promulgated under the Securities Act or to a person related to or an entity affiliated with said Investor and other than in compliance with the applicable securities regulation laws of any state.

            (d) KNOWLEDGE AND EXPERIENCE. Investor (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Investor's prospective investment in the Securities; (ii) has the ability to bear the economic risks of Investor's prospective investment;
(iii) has had all questions which have been asked by Investor satisfactorily answered by Company; and (iv) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Investor represents and warrants that it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act.

         6. MISCELLANEOUS.

            (a) WAIVERS AND AMENDMENTS. Any provision of this Agreement may be amended, waived or modified upon the written consent of Company and Investor.

            (b) GOVERNING LAW. This Agreement, the Notes and the Warrant and all actions arising out of or in connection with this Agreement, the Notes and the Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state. The parties

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acknowledge and agree that the exclusive venue and jurisdiction of any dispute arising out of this Agreement shall be a federal or state court located in the County of San Francisco, California.

            (c) ENTIRE AGREEMENT. This Agreement together with the exhibits attached hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            (d) SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

            (e) EXPENSES. Company shall pay on demand all reasonable fees and expenses incurred by Investor, including reasonable legal fees and expenses in connection with the preparation, execution and delivery of this Agreement up to a maximum amount of $5,000.

            (f) NOTICES, ETC. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile, if to Investor, at c/o Company at 600 Galveston Drive, Redwood City, California 94063, or at such other address or number as Investor shall have furnished to Company in writing, or if to Company, at 600 Galveston Drive, Redwood City, California 94063 or at such other address or number as Company shall have furnished to Investor in writing.

            (g) VALIDITY. If any provision of this Agreement, the Notes or the Warrant shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

            (i) ASSIGNMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                              COMPANY:

                                              THE 3DO COMPANY
                                              a Delaware corporation

                                              By:
                                                --------------------------------

                                              Its:
                                                  ------------------------------






THE 3DO COMPANY
SIGNATURE PAGE TO THE
CONVERTIBLE NOTE PURCHASE AGREEMENT

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                                              INVESTOR:
                                              William M. Hawkins, III


                                              By:
                                                 -------------------------------

                                              Name:
                                                   -----------------------------

                                              Title:
                                                    ----------------------------


TRIP HAWKINS
SIGNATURE PAGE TO THE
CONVERTIBLE NOTE PURCHASE AGREEMENT